SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

TRUST FOR PROFESSIONAL MANAGERS
(Name of Registrant as Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BARRETT GROWTH FUND

A Series of Trust for Professional Managers
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-363-6333

Dear Barrett Growth Fund Shareholder:

The Board of Trustees of Trust for Professional Managers (the “Trust”), on behalf of its series, the Barrett Growth Fund (the “Fund”), has scheduled a special meeting of shareholders of the Fund to be held on Friday, February 25, 2011, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special meeting is to vote on an important proposal affecting the Fund and you as a shareholder.  This package contains information about the special meeting and the proposal, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card.  Also included are instructions on how to vote and a postage-paid business reply envelope (if you choose to vote by mail).

Barrett Associates, Inc. (the “Existing Adviser”) has served as the investment adviser to the Fund since its inception.  The Existing Adviser is a wholly-owned indirect subsidiary of Legg Mason, Inc. (“Legg Mason”).  In a transaction that is expected to close on or prior to the end of the first calendar quarter of 2011, Barrett Asset Management, LLC (the “New Adviser”), a newly-formed investment advisory firm owned by certain of the Existing Adviser’s principal employees, has entered into an agreement with Legg Mason to acquire substantially all of the property and assets and assume certain of the liabilities of the Existing Adviser (the “Transaction”).  The Transaction will not result in any significant changes the shareholders of the Fund.  However, under the federal securities laws, in order for the New Adviser to succeed the Existing Adviser as investment adviser to the Fund, a new investment advisory agreement with the New Adviser must be approved by the Fund’s shareholders.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the New Adviser.  The proposal has been carefully reviewed by the Trust’s Board of Trustees.  The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before February 25, 2011.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, please refer to the voting instructions on your proxy ballot.

I appreciate your participation and prompt response in this matter.  If you have any questions regarding the proxy, please call our proxy information line at 1-877-896-3197.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

Sincerely,

/s/ Joseph C. Neuberger
Joseph C. Neuberger President Trust for Professional Managers

Questions and Answers about the Proxy Statement

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement (the “New Agreement”) with Barrett Asset Management, LLC (the “New Adviser”) to enable the New Adviser to serve as the investment adviser for the Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card.  At meetings of the Trust’s Board of Trustees (the “Board”) held on November 30, 2010 and January 26, 2011, the Board approved, subject to shareholder approval, the New Adviser as the investment adviser to the Fund and the New Agreement.

What am I being asked to vote on?

You are being asked to vote to approve the New Agreement between the New Adviser and the Trust on behalf of the Fund.  The proposal relates to a change in the investment adviser to the Fund.  The Fund is currently managed by Barrett Associates, Inc. (the “Existing Adviser”), a wholly-owned indirect subsidiary of Legg Mason, Inc. (“Legg Mason”).  In a transaction that is expected to close on or prior to the end of the first calendar quarter of 2011, the New Adviser, a newly-formed investment advisory firm owned by certain of the Existing Adviser’s principal employees, entered into an agreement with Legg Mason to acquire substantially all of the property and assets, and to assume certain of the liabilities of the Existing Adviser (the “Transaction”).  Under the Federal securities laws, in order for the New Adviser to succeed the Existing Adviser as the Fund’s investment adviser, the Fund needs shareholder approval to approve the New Agreement.  There are no material differences between the terms of the present investment advisory agreement and the proposed New Agreement, other than their dates of execution and effectiveness.

If the Fund’s shareholders do not approve the New Agreement, then the Board will have to consider other alternatives for the Fund including, upon termination of the present investment advisory agreement, entering into an interim investment advisory agreement with the New Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

How will the approval of this proposal affect the management and operation of the Fund?

The persons responsible for managing the Fund’s assets are not expected to change as a result the Transaction.  E. Wells Beck, CFA, Managing Director of the Existing Adviser, and Robert J. Milnamow, Senior Vice President, Chief Investment Officer and Director of Research of the Existing Adviser, will continue to serve as the portfolio managers for the Fund and will each hold the same titles with the New Adviser.  In addition, the management team responsible for operating the New Adviser will be substantially the same as the management team that is responsible for operating the Existing Adviser.  John D. Barrett will serve as Chairman and CEO of the New Adviser and Peter H. Shriver will serve as the President and Treasurer of the New Adviser, each having held the same titles with the Existing Adviser.  The Fund’s investment management fees and overall operating expenses will not change under the terms of the New Agreement.  The same management team will continue to manage the Fund’s portfolio and the Board will continue to oversee the Fund’s operations.

Q&A	1

How will the approval of this proposal affect the expenses of the Fund?

The approval of the New Agreement with the New Adviser will not result in an increase of the investment management fee paid by the Fund or in the Fund’s total operating expenses.

What are the primary reasons for the selection of the New Adviser as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to approve the New Adviser as the investment adviser for the Fund, including the history and reputation of the Existing Adviser, qualifications and resources of the New Adviser and the fact that the Existing Adviser’s current portfolio managers would continue to provide the day-to-day management of the Fund.  The Board also considered that, as a result of the proposal, the Fund’s management fee and total operating expenses would not increase.  In addition, the New Adviser has contractually agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed the Fund’s current expense limitation.  The agreement by the New Adviser to waive management fees and/or reimburse expenses of the Fund will continue under the New Agreement through at least August 31, 2012.

Are there any material differences between the present investment advisory agreement and the proposed New Agreement?

No. There are no material differences between the present investment advisory agreement and the proposed New Agreement, other than their dates of execution and effectiveness.

Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is The Altman Group, Inc.?

The Altman Group, Inc. is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The New Adviser and Legg Mason will bear all costs and expenses associated with the Transaction, including the costs incurred in connection with holding the shareholder meeting, the costs of this proxy solicitation and the incremental costs of mailing the proxy statement to shareholders of record as of the record date.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on December 31, 2010 (the “Record Date”) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on each proposal presented, at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.

Q&A	2

What vote is required?

Approval of the New Agreement with the New Adviser requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  To vote your proxy, please refer to the voting instructions on your proxy card.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy information line at 1-877-896-3197.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the proxy card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.  Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

One-third of the Fund’s outstanding shares as of the Record Date, present in person or represented by proxy, constitute a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

To cast your vote, please complete, sign and return the enclosed proxy card in the enclosed envelope.  No postage is required if mailed in the United States.

Q&A	3

BARRETT GROWTH FUND

A Series of Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-363-6333

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, on Friday, February 25, 2011, at 10:00 a.m., Central time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal:	To approve an investment advisory agreement between Barrett Asset Management, LLC and the Trust, on behalf of the Fund.

The Trust’s Board of Trustees has fixed the close of business on December 31, 2010 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Rachel A. Spearo, Secretary

January 26, 2011

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

BARRETT GROWTH FUND

A Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-877-363-6333

TO BE HELD ON FRIDAY, FEBRUARY 25, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust) and its series, the Barrett Growth Fund (the “Fund”), at a special meeting of shareholders of the Fund, and at any adjournments thereof (the “Special Meeting”), to be held on Friday, February 25, 2011, at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as December 31, 2010 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about January 27, 2011.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve an investment advisory agreement between Barrett Asset Management, LLC and the Trust on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on February 25, 2011:

This proxy statement is available at www.barrettgrowthfund.com, or by contacting the Fund at 1-877-363-6333.  To obtain directions to attend the Special Meeting, please call our proxy information line at 1-877-896-3197.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-877-363-6333 or visit the Fund’s website at www.barrettgrowthfund.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Background

Barrett Associates, Inc. (“Barrett Associates” or the “Existing Adviser”) currently provides investment advisory services to the Fund and manages its portfolio assets pursuant to an investment advisory agreement (the “Existing Agreement”) with the Trust, on behalf of the Fund.  The Existing Agreement will terminate when Barrett Asset Management, LLC (“Barrett Asset Management” or the “New Adviser” and, together with the Existing Adviser, the “Adviser”) acquires substantially all of the property and assets of Barrett Associates, as described below in the section titled “The Transaction.”

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.  Section 15(a) also provides that any such advisory contract must terminate upon its “assignment.”  Section 2(a)(4) under the 1940 Act provides that a transfer of an advisory contract constitutes an assignment.  Consequently, the sale of Barrett Associates’ assets, including the Existing Agreement, to Barrett Asset Management will cause the Existing Agreement to terminate.  In order for Barrett Asset Management to succeed Barrett Associates as investment adviser to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Barrett Asset Management.

Proxy Statement	1

At an in-person meeting held on November 30, 2010, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined under the 1940 Act (the “Independent Trustee”), approved the New Agreement with the New Adviser, and recommended that it be submitted to the Fund’s shareholders for approval.  If approved by the shareholders of the Fund, the New Agreement will be executed on behalf of the Fund and will become effective shortly after the date of the Special Meeting (currently scheduled for February 25, 2011).  The New Agreement is substantially identical to the Existing Agreement, except for the dates of execution and effectiveness.  A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.

Accordingly, the Fund needs shareholder approval to engage the New Adviser as its investment adviser following the expected closing of the Transaction on or prior to the end of the first calendar quarter of 2011.  If the Fund’s shareholders do not approve the New Agreement with the New Adviser, then the Board will have to consider other alternatives for the Fund including, upon termination of the Existing Agreement, entering into an interim investment advisory agreement with the New Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

The Transaction

Barrett Associates is currently a wholly-owned indirect subsidiary of Legg Mason.  Legg Mason has entered into an Asset Purchase Agreement with Barrett Asset Management under which Barrett Asset Management has agreed to acquire substantially all of the property and assets and to assume certain of the liabilities of Barrett Associates (the “Transaction”).  The Transaction is expected to close on or prior to the end of the first calendar quarter of 2011.  Barrett Asset Management is a newly-formed investment advisory firm that is owned and controlled by certain of the Existing Adviser’s principal employees.

The Transaction is not expected to affect the management of the Fund.  Following the Transaction, the Fund will continue to be managed by E. Wells Beck, CFA, Managing Director of the Existing Adviser, and Robert J. Milnamow, Senior Vice President, Chief Investment Officer and Director of Research of the Existing Adviser, each holding the same titles with the New Adviser.  In addition, the management team responsible for operating the New Adviser will be substantially the same as the management team that is responsible for operating the Existing Adviser.  John D. Barrett, Chairman and CEO of the Existing Adviser, will continue as Chairman and CEO of the New Adviser.  In addition, Peter H. Shriver, the President and Treasurer of the Existing Adviser, will continue as President and Treasurer of the New Adviser.  The Fund’s daily operations and management activities are not expected to be affected in any way by the transaction.

Legal Requirements in Approving the New Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of engaging the New Adviser as the Fund’s investment adviser, as discussed more fully below, the Board, including a majority of the Independent Trustees, voted unanimously to approve the New Agreement.

The form of the New Agreement is attached hereto as Exhibit A.  The terms of the New Agreement are identical to the terms of the Existing Agreement dated February 11, 2010 with respect to services to be provided by the New Adviser compared to those currently provided by the Existing Adviser.  The Fund is the successor to the Barrett Growth Fund, a series of the Barrett Funds (the “Predecessor Fund”).  The Existing Agreement was last submitted to the shareholders of the Fund for approval on March 29, 2010, and was effective as of March 30, 2010, following the effective date of the reorganization of the Predecessor Fund.

Proxy Statement	2

The New Agreement and the Existing Agreement will have identical fee structures.  There are no material differences between the two agreements, other than the dates of execution and effectiveness.  The material terms of the New Agreement and the Existing Agreement are compared below in the section entitled “Summary of the New Agreement and Existing Agreement.”

If the Fund’s shareholders do not approve the New Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, without limitation, operating pursuant to an interim investment advisory agreement with the New Adviser under Rule 15a-4 until a permanent agreement is approved by the Fund’s shareholders.

Compensation Paid to the Adviser

Under the Existing Agreement, the Existing Adviser is entitled to receive a monthly management fee computed at an annual rate of 1.00% of the Fund’s average annual net assets in return for the services provided by the Existing Adviser as investment adviser to the Fund.  The fee structure under the New Agreement with the New Adviser will be identical to the fee structure under the Existing Agreement.  For the fiscal period ended May 31, 2010, the Fund paid the Existing Adviser management fees in the amounts shown below.

Management Fees Paid to the Existing Adviser for the Fiscal Period Ended May 31, 2010

Management Fee	Waiver/ Reimbursement	Management Fee After Waiver/Reimbursement
$128,461	$241,879	$0

In connection with the Existing Agreement, the Existing Adviser contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses to 1.25% of the Fund’s average annual net assets.  Additionally, in the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, the Existing Adviser agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  This expense limitation will continue in effect under the New Agreement with the New Adviser until at least August 31, 2012.

Information about Barrett Asset Management, LLC

The New Adviser will be registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser’s principal office is located at 90 Park Avenue, New York, New York 10016.  As of the present date, the Adviser manages over $1 billion in investment assets.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the New Adviser.  Each individual’s business address is 90 Park Avenue, New York, New York 10016.

Proxy Statement	3

Name	Position/Principal Occupation
John D. Barrett, II	Chairman and Chief Executive Officer
Christina A. Bater	Managing Director
E. Wells Beck	Managing Director
Robert J. Milnamow	Senior Vice President
Madeleine Morreale	Chief Compliance Officer
Peter H. Shriver	President and Treasurer
Christine Stuttig	Chief Administrative Officer
John G. Youngman	Managing Director
Robert P. Youngman	Managing Director
Michael D. Jamison	Managing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of Barrett Asset Management.  Each individual’s business address is 90 Park Avenue, New York, New York 10016.

Name	% of Ownership Interests Held
John D. Barrett, II	24.999%
Peter H. Shriver	24.999%
Robert J. Milnamow	20.0005%
E. Wells Beck	10.0005%
Christina A. Bater	10.0005%
John G. Youngman	10.0005%

The following table sets forth the name of another registered investment company, Barrett Opportunity Fund, Inc. (“Barrett Opportunity Fund”), with an investment objective similar to the Fund for which the Existing Adviser serves as investment adviser, the annual rate of compensation paid by the investment company to the Existing Adviser.  As part of the Transaction, it is expected that responsibility for managing this fund will also be transferred to the New Adviser, subject to board and shareholder approvals.

Barrett Opportunity Fund Management Fee (as a percentage of average daily net assets)
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

As of November 30, 2010, the Barrett Opportunity Fund had approximately $69 million in assets under management.  The Existing Adviser has not waived, reduced or otherwise agreed to reduce any portion of its advisory fee for the investment company identified above.

Summary of the New Agreement and the Existing Agreement

A copy of the proposed New Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Agreement have been included in this summary.  You should refer to Exhibit A for the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by the New Adviser under the New Agreement and the management fee are identical to the services currently provided by the Existing Adviser and the management fee under the Existing Agreement.  For purposes of this section, the term “Adviser” encompasses both the Existing Adviser and the New Adviser.

Proxy Statement	4

Advisory Services.  Both the New Agreement and the Existing Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities or other investment instruments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Agreement and the Existing Agreement provide that the Adviser shall be responsible for decisions to buy and sell securities or other investment instruments for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  The Adviser’s primary consideration in effecting a securities transaction will be to seek the best overall execution available.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the breadth of the market in the security; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Agreement and the Existing Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Agreement and Existing Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Existing Agreement provided that the agreement would become effective at the time the Fund commenced operations. The New Agreement provides that the agreement will become effective upon its execution, which is anticipated to occur upon the closing of the Transaction after the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Existing Agreement and the New Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  Both the Existing Agreement and the New Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Proxy Statement	5

Limitation on Liability and Indemnification.  Both the New Agreement and the Existing Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Agreement, the Board, including each of the Independent Trustees, met in person at a meeting held on November 30, 2010, during which the Board reviewed materials related to the Adviser (for purposes of this section, the term “Adviser” encompasses both the Existing Adviser and the New Adviser).  The Board also met on January 26, 2011, and approved certain revisions to the proxy statement and other matters related to the Special Meeting.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception, compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the performance of the Fund while managed by the Adviser; (3) the fact that there are no material differences between the terms of the New Agreement and the terms of the Existing Agreement; (4) the fact that the Adviser is retaining the Fund’s current portfolio managers to continue managing the Fund, as well as the fact that the Fund will benefit from the depth of investment talent and resources of the Adviser; (5) the fact that the fee structure under the New Agreement will be identical to the fee structure under the Existing Agreement and that the Adviser has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Agreement in light of information they had requested and received from the Adviser prior to the November 30, 2010 meeting.  The Board reviewed these materials with management of the Adviser.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of the Fund’s portfolio managers, Mr. Milnamow and Mr. Beck, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provide by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser to discuss the Fund’s outlook for the next year of operation, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the report of the Fund’s chief compliance officer to the Board on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

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Investment Performance of the Adviser and the Fund.  The Trustees reviewed the Fund’s performance over one-year, five-year and ten-year periods.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the performance of the Fund on both an absolute basis and in comparison to certain benchmark indexes, the S&P 500 Index and the Lipper Large Cap Growth Funds Index.  The Trustees noted that the Fund’s recent performance generally lagged that of its peer group of large cap growth funds, as well as its benchmark indexes, but that over the longer term the Fund’s performance was more in line with the performance of other funds in the peer group and the benchmark indexes.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Costs of Service and Profits Realized by the Adviser.  The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of large cap growth funds, as compiled by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the New Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the November 30, 2010 meeting at which the New Agreement was formally considered.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell into the upper range compared to its peer group of large cap growth funds, above the median management fee of 0.670% for the peer group.  However, the Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.25% were within the low range of total expense ratios of the Fund’s peer group, compared to the peer group median of 1.779%.  The Trustees also compared the management fees paid by the Fund to the fees paid by the Adviser’s separately-managed accounts, noting that the management fee for such accounts was comparable to the management fee of the Fund.

The Trustees concluded that the Fund’s expenses and management fees payable to the Adviser were fair and reasonable in light of the comparative performance and expense management fee information.  The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

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Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the Adviser’s summary of “fall-out” benefits.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Agreement with the Adviser, including the management fees, was fair and reasonable.  The Board therefore determined that the approval of the New Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Agreement in order to engage the New Adviser as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR the approval of the New Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

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NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Existing Adviser, the New Adviser or their Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Existing Adviser, the New Adviser, or any of their affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on December 31, 2010, will be entitled to be present and vote at the Special Meeting.  As of the close of business on December 31, 2010, 1,475,037.681 shares of the Fund were issued and outstanding.

Management Ownership. As of the date of this proxy statement, no officer or Trustee of the Fund as a group owned of record or beneficially any of the Fund’s outstanding shares.  Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record in the Existing Adviser, the New Adviser, the Fund’s principal underwriter or any of their affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Existing Adviser, the New Adviser, the Fund’s principal underwriter or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Existing Adviser, the New Adviser, the Fund’s principal underwriter or any of their affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  The following table lists the principal shareholders of the Fund as of December 31, 2010:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers Att. Mutual Funds 101 Montgomery Street San Francisco, CA 94107-4151	8.61%	Record
Barrett Associates, Inc. 401K U/A 1-1-95 90 Park Avenue, Floor 34 New York, NY 10016	7.16%	Record

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Name and Address	% Ownership	Type of Ownership
MacPhersonTrust 3487 Nebo Road Boulder, CO 80302-9357	7.14%	Record
MacPherson Trust 90 Park Avenue, Floor 34 New York, NY 10016	6.49%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about January 27, 2011.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, The Altman Group, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.  The Altman Group, Inc. is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached (as explained below).  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Rachel A. Spearo, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Agreement, which means they will have the effect of a vote against this proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Agreement, which means they will have the effect of a vote against the proposal.

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With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on December 31, 2010 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of December 31, 2010.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Inc., Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the New Adviser and Legg Mason.

Service Providers

The Fund’s investment adviser is Barrett Associates, Inc., located at 90 Park Avenue, New York, New York 10016.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-877-363-6333 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

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Exhibit A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

BARRETT GROWTH FUND

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the __ day of _____, 2011, by and between Trust for Professional Managers (hereinafter called the “Trust”), on behalf of the series of the Trust as listed in Schedule A attached hereto (the “Fund”), and Barrett Asset Management, LLC (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, as amended from time to time; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities or other investment instruments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities or other investment instruments for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be to seek the best overall execution available. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the breadth of the market in the security; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Fund and/or other accounts over which the Adviser may exercise investment discretion, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees.  Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon the Board of Trustees’ review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction with the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities or other investment instruments for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TERM.

(a) This Agreement shall become effective as of the date of this Agreement and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund may use the name “Barrett Growth Fund” or any name derived from or using the name “Barrett” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(c) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

14. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS	BARRETT ASSET MANAGEMENT, LLC
on behalf its series listed on Schedule A

By:	By:
Name: Joseph C. Neuberger	Name: Peter H. Shriver
Title: President	Title: President

SCHEDULE A

Series of Trust for Professional Managers	Annual Fee Rate

Barrett Growth Fund	1.00% of average daily net assets

PROXY CARD FOR BARRETT GROWTH FUND A Series of Trust for Professional Managers Proxy for Special Meeting of Shareholders – February 25, 2011

The undersigned hereby constitutes and appoints John P. Buckel and Jennifer A. Lima, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest held in the name of the undersigned on December 31, 2010, the record date of the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion, upon such other matters as may properly come before the Special Meeting or any adjournments thereof.   The undersigned hereby revokes any prior proxy to vote at such Special Meeting.

Shareholder registration Printed here
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-896-3197. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Barrett Growth Fund Shareholder Meeting to Be Held on February 25, 2011

The Proxy Statement for the Special Meeting of Shareholders is available at: www.barrettgrowthfund.com

To obtain directions to attend the Special Meeting, please call our proxy information line at the toll-free number above.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

BARRETT GROWTH FUND
A Series of Trust for Professional Managers

Proxy for Special Meeting of Shareholders — February 25, 2011

VOTING OPTIONS:
MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

If you have misplaced the postage paid envelope, you may return your completed proxy card to:

The Altman Group Attn: Tabulation Department P.O. BOX 238 Lyndhurst, NJ 07071-9902	Shareholder sign here Date

Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

BARRETT GROWTH FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

Remember to sign and date the reverse side before mailing in your vote.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL.  IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.   AS TO ANY OTHER MATTER, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES.

To obtain directions to attend the Special Meeting, please call 1-877-896-3197.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an investment advisory agreement between Barrett Asset Management, LLC and the Trust, on behalf of the Fund.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
FOR	AGAINST	ABSTAIN
□	□	□